UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2017

FLIR Systems, Inc.
(Exact Name of Registrant as Specified in Charter)

Oregon	0-21918	93-0708501
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

27700 SW Parkway Avenue Wilsonville, Oregon 97070 (503) 498-3547
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 30, 2017, in connection with the Company’s planned realignment of its operating structure, Thomas A. Surran, Senior Vice President and Chief Operating Officer of the Company, informed the Company of his decision to resign from his position as an officer and employee of the Company effective September 30, 2017. Mr. Surran’s duties will be assumed by other members of management as part of the announced realignment.

In connection with his resignation and termination of employment on September 30, 2017, Mr. Surran is expected to enter into a separation and release agreement with the Company providing him the following severance benefits: (i) cash severance equal to the sum of (x) twelve (12) months of base salary and (y) one hundred percent of Mr. Surran’s target bonus amount payable in twelve equal installments in accordance with the Company’s normal payroll practices, (ii) full vesting acceleration of any unvested time-based outstanding equity awards granted to Mr. Surran, and (iii) reimbursement of the premium costs for continued health coverage under COBRA for a period of up to twelve (12) months following termination of his employment.

Item 7.01. Regulation FD Disclosure.

On August 30, 2017, the Company issued a press release announcing a planned realignment of its operating structure and Mr. Surran’s resignation as Senior Vice President and Chief Operating Officer of the Company effective September 30, 2017. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

The information set forth under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

     (d)     Exhibits

 99.1   Press Release of FLIR Systems, Inc. dated August 30, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLIR Systems, Inc.

Date: August 30, 2017	By:	/s/ Todd M. DuChene
Todd M. DuChene
Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of FLIR Systems, Inc. dated August 30, 2017.